THIS TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR
                SOLICITATION OF ACCEPTANCES OF A CHAPTER11 PLAN.
         SUCH OFFER OR SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH
            ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE
                                BANKRUPTCY CODE.

                            FOAMEX INTERNATIONAL INC.

                TERM SHEET FOR CHAPTER 11 PLAN OF REORGANIZATION
                ------------------------------------------------

This term sheet (the "Term Sheet") describes the principal terms of a proposed restructuring of Foamex International Inc. together with its affiliates and subsidiaries that will also become debtors under chapter 11 of the Bankruptcy Code (collectively "Foamex" or the "Company"), involving (i) the obligations under the Credit Agreement dated as of August 18, 2003, among Foamex, as borrower, the lenders party thereto (the "BofA Lenders"), and Bank of America, N.A. as administrative agent (as amended, the "BofA Facility"); (ii) the obligations under the Credit Agreement dated as of August 18, 2003, among Foamex, the lenders party thereto (the "Silver Point Lenders"), and Silver Point Finance, LLC as administrative agent (as amended, the "Silver Point Facility");
(iii) the obligations under the Indenture dated as of March 25, 2002, among Foamex and U.S. Bank National Association, as trustee, relating to the issuance of the Series A and Series B 10-3/4% Senior Secured Notes of Foamex due 2009 (the "Secured Notes"); (iv) the obligations under the Indenture dated as of June 12, 1997, between Foamex and the Bank of New York as trustee, relating to the issuance of the 9-7/8% Senior Subordinated Notes due 2007 (the "2007 Senior Subordinated Notes"); (v) the obligations under the Indenture dated as of December 23, 1997, between Foamex and the Bank of New York as trustee, relating to the issuance of the 13-1/2% Senior Subordinated Notes due 2005 (the "2005 Senior Subordinated Notes" and together with the 2007 Senior Subordinated Notes, the "Senior Subordinated Notes"); and (vi) the Company's other obligations. This Term Sheet has been negotiated by the Company and certain members of an ad hoc committee (the "Ad Hoc Committee") representing holders of more than two-thirds in aggregate principal amount of the Secured Notes. The terms set forth in this Term Sheet are part of a comprehensive proposal, each element of which is an integral aspect of the proposed reorganization and, as such, is non-severable The Company has been advised that, subject to the satisfaction of the terms and conditions set forth herein and in the definitive documentation, members of the Ad Hoc Committee holding a majority in principal amount of the Secured Notes on the date hereof would be supportive, in principle, of a restructuring of the Company on the terms set forth herein. Notwithstanding the foregoing, this Term Sheet does not constitute an offer or a legally binding obligation by any holder or holders of the Secured Notes in its individual capacity or collectively or by any other party in interest, and is based on our understanding of the current circumstances and remains subject to change. The proposed reorganization described herein would be implemented by means of a plan of reorganization for the Company (the "Plan") under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code"). Accordingly, the transactions described in this Term Sheet are subject in all respects to, among other things, definitive documentation, including the Plan, a court-approved disclosure statement and related documents, and approval of the Plan by the bankruptcy court (the "Bankruptcy Court") having jurisdiction over the reorganization cases of Foamex and its subsidiaries (the "Chapter 11 Cases").

Plan Proponent                          The Company

Commencement of Chapter 11              On or before September 19, 2005.

Cases

Classification and Treatment        1.  Administrative  Claims and  Priority
of Claims and Interests                 Claims:
                                        Administrative   claims   and   priority
                                        claims  will  be paid in full in cash on
                                        the effective date of the Plan. Fees and
                                        expenses   incurred   by   professionals
                                        retained by the Company or any  official
                                        committee(s) appointed in the Chapter 11
                                        Cases  shall  be paid in cash  upon  the
                                        entry  of an  order  of  the  Bankruptcy
                                        Court   approving  such   professional's
                                        final fee application.

                                    2.  Post-petition    Trade   Payables:
                                        Post-petition trade payables will be paid when due in the ordinary course of business.

                                    3.  BofA DIP Facility:  The BofA Facility
                                        will be refinanced with the proceeds of a revolving credit DIP facility (the "BofA DIP Facility"), which will be paid in full in cash on the effective date of the Plan with the proceeds of the Exit Facilities (described below).

                                    4.  Silver  Point  Facility:  The Silver
                                        Point Facility will be refinanced with the proceeds of a term loan DIP facility (the "Silver Point DIP Facility"), which will be paid in full in cash on the effective date of the Plan with the proceeds of the Exit Facilities.

                                    5.  Secured Notes: Holders of the Secured
                                        Notes  will  receive  100%  of  the  New
                                        Common  Stock (as defined  below) of the
                                        Reorganized  Debtor (subject to dilution
                                        by   the   management   incentive   plan
                                        described below, and the exercise of Warrants (as defined below), if any, issued to the holders of the Senior Subordinated Notes as described below) on account of their secured claims as well as their deficiency claims (if any).

                                    6.  Convenience  Class:  This Class will
                                        consist of holders of general  unsecured
                                        claims that are not otherwise  satisfied
                                        as part of a  Bankruptcy  Court-approved
                                        critical   vendor   program  or  through
                                        contract or lease  assumption  and whose
                                        claims fall below a dollar  threshold to
                                        be agreed upon by the Company and the Ad
                                        Hoc  Committee  or who  elect to  reduce
                                        their  claims   below  such   threshold.
                                        Holders of allowed Convenience Class claims will be paid in full in cash on the effective date of the Plan.

                                     7. Senior Subordinated Notes: This Class
                                        (the  "Subordinated  Note  Class")  will
                                        consist    of    holders    of    Senior
                                        Subordinated  Notes. If the Subordinated
                                        Note  Class  votes to  accept  the Plan,
                                        holders   of   allowed   claims
                                        in  the  Subordinated  Note  Class  will
                                        receive a portion of certain warrants to
                                        purchase   New   Common   Stock  of  the
                                        Reorganized  Debtor (the  "Warrants") as
                                        described below. The total amount of all
                                        such  Warrants  that may be  issued  (as
                                        such  total   amount  may  be   adjusted
                                        pursuant   to  the   provisos   in  this
                                        sentence,  the "Total  Warrants")  shall
                                        represent  5.0% of the New Common  Stock
                                        of the  Reorganized  Debtor  (subject to
                                        dilution  by  the  management  incentive
                                        plan  described  below),   after  giving
                                        effect  to the  issuance  of New  Common
                                        Stock  to the  holders  of  the  Secured
                                        Notes as described above; provided, that
                                        such percentage  shall be increased by a
                                        number of percentage  points  (including
                                        fractional    percentage    points,   if
                                        applicable) equal to the number obtained
                                        by dividing (x) the dollar amount of all
                                        allowed  claims  in the GUC Class by (y)
                                        $40.0   million;    provided    further,
                                        however,  that  in no  event  shall  the
                                        Warrants  issued to holders of claims in
                                        the Subordinated  Note Class and the GUC
                                        Class  represent  more than 10.0% of the
                                        New  Common  Stock  of  the  Reorganized
                                        Debtor (before giving effect to dilution
                                        by   the   management   incentive   plan
                                        described  below).  If the  Subordinated
                                        Note Class votes to accept the Plan, the
                                        holders   of   allowed   claims  in  the
                                        Subordinated  Note Class will  receive a
                                        percentage of the Total  Warrants  equal
                                        to  that  percentage  of  the  aggregate
                                        amount  of  allowed  claims  in both the
                                        Subordinated  Note  Class  and  the  GUC
                                        Class that is represented by the allowed
                                        claims in the  Subordinated  Note Class.
                                        Except for the foregoing, holders in the
                                        Subordinated  Note Class shall otherwise
                                        receive no  distributions  or retain any
                                        property on account of their claims. The
                                        Warrants   would  be  exercisable  at  a
                                        strike price implying a full recovery to the holders of the Secured Notes (the "Warrant Exercise Price").

                                    8.  General  Unsecured  Creditors:  This
                                        Class will consist of holders of general
                                        unsecured   claims  (other  than  claims
                                        under  the  Senior  Subordinated  Notes)
                                        that are (i) not otherwise  satisfied as
                                        part  of  a  Bankruptcy   Court-approved
                                        critical   vendor   program  or  through
                                        contract  or lease  assumption  and (ii)
                                        not  eligible  for,  and the  holders of
                                        which do not  elect to  participate  in,
                                        the Convenience  Class. If this Class of
                                        General  Unsecured  Creditors  (the "GUC
                                        Class")  votes to accept the Plan,  then
                                        holders  of  allowed  claims  in the GUC
                                        Class will receive a  percentage  of the
                                        Total Warrants equal to that  percentage
                                        of  the  aggregate   amount  of  allowed
                                        claims  in both  the  Subordinated  Note
                                        Class   and  the  GUC   Class   that  is
                                        represented by the allowed claims in the GUC Class. Except for the foregoing, the GUC Class shall otherwise receive no distributions or retain any property on account of their claims.

                                     9. Equity    Interests    in   Foamex
                                        International Inc. Holders of equity interests in Foamex International Inc. will receive no distributions or retain any property on account of their equity interests, and such equity interests shall be cancelled on the effective date of the Plan.

                                    10. Equity  Interests in Other  Debtors:
                                        Holders  of  equity   interests  in  all
                                        debtors other than Foamex  International
                                        Inc. shall retain such equity interests.

Critical  Vendor  Payments              The Company  shall file on the  petition
                                        date  a  critical   vendor  motion  and,
                                        subject to Bankruptcy Court approval, shall make payments to critical vendors in accordance with the motion and the Bankruptcy Court order approving such motion, which motion shall be in form and substance satisfactory to, and shall be supported by, the Ad Hoc Committee.

Substantive Consolidation for           For  voting  and  distribution  purposes
Voting and Distribution                 only,   the   estates   of  Foamex   and
Purposes Only                           International  Inc. and its subsidiaries
                                        and  affiliates  shall be  deemed  to be
                                        consolidated.   As  a  result,   (a)  no
                                        distributions  shall be made on  account
                                        of any  intercompany  claims  among  the
                                        debtors,  (b) no distributions  shall be
                                        made on account of equity  interests  in
                                        subsidiaries,  (c) all guarantee  claims
                                        shall be disregarded, and (d) all claims
                                        filed   against  each  debtor  shall  be
                                        deemed filed against the consolidated debtors.

Means for Implementation of             Cash  distributions  to be  made  to the
the Plan                                holders of allowed  claims  pursuant  to
                                        the Plan (including, without limitation,
                                        the holders of allowed  claims under the
                                        BofA DIP  Facility  and the Silver Point
                                        DIP  Facility and the holders of allowed
                                        administrative  and priority claims) and
                                        to  satisfy  any cure  obligations  that
                                        remain  unpaid on the  Plan's  effective
                                        date on account of  executory  contracts
                                        and unexpired leases that are assumed by
                                        the   Company   shall   be   paid   from
                                        borrowings  by the Company under an exit
                                        financing  facility  to be  provided  by
                                        BofA and by Silver Point  (collectively,
                                        the "Exit Facilities").  The Company has
                                        received   commitments   from  BofA  and
                                        Silver   Point  to   provide   the  Exit
                                        Facilities, subject to the satisfaction of certain conditions set forth therein.

Warrants The terms of the Warrants shall be subject to definitive warrant agreements, and shall in any event include (i) a five-year exercise period,
                                        (ii) customary anti-dilution  protection
                                        (provided,  that in no event  shall  the
                                        Warrants be provided with any redemption
                                        rights   at  a   price   exceeding   any
                                        intrinsic   value   of   such   warrants
                                        (whether based on a Black-Scholes option pricing valuation or other methods) for any transaction or other event occurring prior to the expiration of the exercise period for such warrants) and (iii) other terms and conditions customary for warrants of this type and acceptable to the Ad Hoc Committee.

Corporate Governance;                   From and after the effective date of the
Reorganized Debtor's Senior             Plan,   the   management,   control  and
Management and Board of                 operation  of the  Company  shall be the
Directors                               general  responsibility  of its Board of
                                        Directors and management in accordance with applicable law.

                                        The    Reorganized    Debtor's    senior
                                        management     shall    be    reasonably
                                        acceptable to the Ad Hoc Committee.  The
                                        initial   Board  of   Directors  of  the
                                        Reorganized Debtor shall be appointed by the Ad Hoc Committee.

                                        On the effective  date of the Plan,  the
                                        Company shall adopt amended and restated
                                        certificates of incorporation and bylaws
                                        in form and substance  acceptable to the
                                        Ad  Hoc  Committee,  including  (without
                                        limitation)   amendments   required   by
                                        section  1123(a)(6)  of  the  Bankruptcy
                                        Code.

Adequate Protection                     All adequate  protection  offered in the
                                        Chapter 11 Cases for the  Secured  Notes
                                        shall  be  satisfactory  to  the  Ad Hoc
                                        Committee,  and  shall  include  without
                                        limitation   accrual  (but  not  current
                                        payment) of interest at the default rate
                                        (to  the   extent   such   interest   is
                                        allowable under section 506(b) of the Bankruptcy Code) and the payment of the fees and expenses of O'Melveny & Myers
                                        LLP and  Houlihan  Lokey  Howard & Zukin
                                        Capital, counsel and financial advisors, respectively, for the Ad Hoc Committee, in accordance with the terms of the engagement letters entered into with the Company prior to the petition date.


Management Incentive Plan               Members  of  the  Reorganized   Debtor's
                                        senior  management and outside directors
                                        will participate in an incentive plan on
                                        market terms  providing for the grant of
                                        options to purchase, and/or the issuance
                                        of  restricted   shares  of  New  Common
                                        Stock,   not  to   exceed   10%  of  the
                                        aggregate amount of New Common Stock, provided that any such awards shall be either (i) acceptable to the Ad Hoc
                                        Committee or (ii) determined by the Board of Directors of the Reorganized
                                        Debtor.

New Common Stock                        On the effective  date of the Plan,  the
                                        Company shall authorize and issue an amount of shares of new common stock in the Reorganized Debtor (the "New Common
                                        Stock") to the  holders  of the  Secured
                                        Notes to be agreed upon by the Company and the Ad Hoc Committee.

Treatment of Executory                  All of the Company's executory contracts
Contracts and Unexpired                 and   unexpired   leases  that  are  not
Leases                                  assumed or rejected at an earlier  point
                                        in the  Chapter 11 Cases or that are not
                                        designated for rejection  under the Plan
                                        shall be assumed on the Plan's effective
                                        date.  All cure  payments  to be made to
                                        the    counterparties    to    executory
                                        contracts and unexpired  leases  assumed
                                        during the  Chapter 11 Cases or pursuant
                                        to the Plan shall be made in  accordance
                                        with the terms of the final order of the
                                        Bankruptcy    Court    approving    such
                                        assumption.

Conditions to  Confirmation of          Confirmation   of  the  Plan   shall  be
the  Plan                               subject to the satisfaction or waiver of
                                        usual    and    customary    conditions,
                                        including the following conditions:

                                         1.   The confirmation order shall be in
                                              form and substance reasonably
                                              acceptable to the Ad Hoc
                                              Committee.

                                         2.   All exhibits to the Plan shall be
                                              in form and substance reasonably
                                              acceptable to the Ad Hoc
                                              Committee.

                                         3.   The Company's existing commitments
                                              from BofA and Silver Point for the
                                              Exit Facilities shall not have
                                              expired and shall be in full force
                                              and effect.


Conditions to the Effective             The effective  date of the Plan shall be
Date of the Plan                        subject to the satisfaction or waiver of
                                        usual    and    customary    conditions,
                                        including the following conditions:

                                         1.   The Bankruptcy Court shall have
                                              entered the confirmation order in
                                              form and substance reasonably
                                              acceptable to the Ad Hoc
                                              Committee, and no stay or
                                              injunction shall be in effect
                                              precluding the consummation of the
                                              transactions contemplated by the
                                              Plan.

                                         2.   All statutory fees then due to the
                                              United States Trustee shall have
                                              been paid in full.

                                         3.   All documents to be executed,
                                              delivered or filed pursuant to the
                                              Plan shall be in form and
                                              substance reasonably acceptable to
                                              the Ad Hoc Committee.

                                         4.   All actions, authorizations,
                                              filings, consents and regulatory
                                              approvals required (if any) shall
                                              have been obtained, effected or
                                              executed in a manner acceptable to
                                              the Ad Hoc Committee and shall
                                              remain in full force and effect.

                                         5.   All amounts due under the BofA DIP
                                              Facility shall have been
                                              indefeasibly paid in full in cash
                                              and the liens and security
                                              interests granted thereunder
                                              terminated.

                                         6.   All amounts due under the Silver
                                              Point DIP Facility shall have been
                                              indefeasibly paid in full in cash
                                              and the liens and security
                                              interests granted thereunder
                                              terminated.

                                         7.   The Exit Facilities shall have
                                              been entered into by the Company
                                              and the other parties thereto, and
                                              all conditions to the initial
                                              borrowings under the Exit
                                              Facilities shall have been
                                              satisfied in accordance with the
                                              terms thereof.


Additional Provisions                   In  addition,  the  Plan  shall  contain
                                        provisions    appropriate    under   the
                                        circumstances  concerning,  among  other
                                        things,  the  following:   (i)  disputed
                                        claims,  the procedures for allowance or
                                        disallowance  thereof,  as the  case may
                                        be,   and   reserves   therefor;    (ii)
                                        discharge of the  Company,  revesting of
                                        assets   and   the    continuation    of
                                        bankruptcy injunctions; (iii) the effect
                                        of Plan  confirmation;  (iv) release and
                                        exculpation  of the  Company  and  other
                                        parties (including,  without limitation,
                                        the  members  of the Ad Hoc  Committee);
                                        (v)  preservation  of  causes  of action
                                        (including avoidance actions);  and (vi)
                                        retention   of   jurisdiction   by   the
                                        Bankruptcy Court for certain purposes.

..